                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8-K/A-1


                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (earliest event reported):  January 21, 1997





                    TELESERVICES INTERNATIONAL GROUP INC.
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)




           Florida                  33-11059-A                  59-2773602
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)             Identification No.)



100 Second Avenue South, Suite 1000, St. Petersburg, Florida      33701
--------------------------------------------------------------------------------
          (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:      (813) 895-4410
                                                     ---------------------------



                    VISITORS SERVICES INTERNATIONAL CORP.
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         ACQUISITION OF ASSETS - On February 5, 1997, the Registrant reported on Form 8-K that it acquired the assets of International Reservation Services, Limited ("IRSL") on January 21, 1997, and undertook to provide the required financial statements by filing an amendment to the Form 8-K within 60 days after the filing of the Form 8-K. This Form 8-K/A-1 is being filed to provide the accompanying required financial statements.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired. The required financial statements of IRSL are being provided herewith, commencing on page F1, which follows the signature page.

         (b) Pro Forma Financial Information. The required pro forma financial information is being provided herewith.

         (c) Exhibits. There are no exhibits required to be furnished in accordance with the provisions of Item 601 of Regulation S-B.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TELESERVICES INTERNATIONAL GROUP INC.



                                      By:  /s/ Robert P. Gordon
                                         ---------------------------------------
                                           Robert P. Gordon, Chairman

Date:  April 7, 1997

                    INTERNATIONAL RESERVATION SERVICES, LTD.



                              FINANCIAL STATEMENTS
                                      WITH
               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



                           December 31, 1995 and 1996





                                                            Page
                                                            ----
Financial Statements:

     Report of Independent Certified Public
      Accountants                                           F-2

     Balance Sheet                                          F-3

     Statements of Operations                               F-4

     Statement of Changes in Stockholders' (Deficit)        F-5

     Statements of Cash Flows                               F-6

     Notes to Financial Statements                          F-7

             REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
International Reservation Services, Ltd.


We have audited the accompanying balance sheets of International Reservation Services, Ltd. as of December 31, 1996, and the related statements of operations, stockholders' (deficit) and cash flows for the years ended December 31, 1996. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of International Reservation Services, Ltd. as of December 31, 1996 and the results of its operations, changes in its stockholders' (deficit) and its cash flows for the years ended December 31, 1995 and 1996, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will not continue as a going concern. As described in Note 2, the Company has suffered recurring losses from operations and has a net capital deficiency and has filed for protection under the U.S. Federal Bankruptcy Code and subsequent to December 31, 1996 in substance disposed of the operating business and principally all of its assets through a financing arrangement that raises substantial doubts about its ability to continue as a going concern.
The financial statements do not include specific adjustments that might result from the outcome of this uncertainty but no assets are carried in the financial statements at amounts in excess of what is estimated to net realizable value.

                                  Schumacher & Associates, Inc.
                                  Certified Public Accountants
                                  12835 E. Arapahoe Road, Tower II, Suite 110
                                  Englewood, CO 80112

February 21, 1997

                    INTERNATIONAL RESERVATION SERVICES, LTD.

                                 BALANCE SHEET

                               December 31, 1996

                                     ASSETS

Current Assets:
  Cash                                                    $   3,412
  Accounts receivable, trade, net of allowance
   for doubtful accounts of $20,117                          81,624
  Accounts receivable, other, net of allowance
   for doubtful accounts of $89,000 (Note 8)                      -
  Other                                                       1,563
                                                          ---------
     Total Current Assets                                    86,599

Furniture and office equipment, net of accumulated
 depreciation of $326,668                                    78,932
Other assets                                                 19,366
                                                          ---------
     Total Assets                                         $ 184,897
                                                          =========

         LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Liabilities:
  Accounts payable and accrued expenses, post
   petition                                                 334,634
  Accounts payable and accrued expenses, pre-
   petition                                               2,218,553
  Notes payable and accrued interest (Note 3)             4,217,013
  Deferred compensation payable (Note 5)                    817,866
  Subscribed common stock subject to potential
   recision (Note 6)                                        375,000
                                                         ----------
     Total Current Liabilities                            7,963,066
                                                         ----------

Commitments (Notes 2,3,4,5,6,7 and 8)                             -

Stockholders' (Deficit):
  Preferred stock, no par value,
   5,000 shares authorized, none issued
   and outstanding                                                -
  Common stock, non-voting, no par value,
   2,000 shares authorized, none issued
   and outstanding                                                -
  Common Stock voting, no par value,
   8,000 shares authorized, 500 shares
   issued and outstanding                                   250,000
  Accumulated (Deficit)                                  (8,028,169)
                                                         ----------
     Total Stockholders' (Deficit)                       (7,778,169)
                                                         ----------

  Total Liabilities and Stockholders' (Deficit)          $  184,897
                                                         ==========

The accompanying notes are an integral part of the financial statements.

                    INTERNATIONAL RESERVATION SERVICES, LTD.

                            STATEMENTS OF OPERATIONS


                                                 Year                Year
                                                 ended               ended
                                               December             December
                                               31, 1995             31, 1996
                                             -----------          -----------
Revenue:
     Sales                                   $   465,972          $   577,677
                                             -----------          -----------

Operating Expenses:
     Payroll and payroll taxes                 1,287,513            1,421,800
     Advertising                                 132,777              179,940
     Telephone                                   246,157              367,357
     Commissions                                  23,430              117,985
     Rent                                        111,966              109,629
     Depreciation                                136,244              136,897
     Other                                       741,425              554,766
                                             -----------           ----------
Total Operating Expenses                       2,679,512            2,888,374
                                             -----------           ----------

Net (Loss) Before Other (Expense)             (2,213,540)          (2,310,697)

Other (Expense):
     Interest Expense                           (222,117)            (366,091)
                                             -----------          -----------

Net (Loss)                                   $(2,435,657)         $(2,676,788)
                                             ===========          ===========
Per Share                                    $    (4,871)         $    (5,353)
                                             ===========          ===========

Weighted Average Shares Outstanding                  500                  500
                                             ===========          ===========





The accompanying notes are an integral part of the financial statements.

                    INTERNATIONAL RESERVATION SERVICES, LTD.
                STATEMENT OF CHANGES IN STOCKHOLDERS' (DEFICIT),

                From December 31, 1994 through December 31, 1996




                                             Common Stock
                                      -------------------------     Accumulated
                                        Shares         Amount         Deficit          Total
                                      ----------    -----------    ------------     -----------
Balance at December 31, 1994                 500    $   250,000    $ (2,915,724)    $(2,665,724)

(Loss) for the year ended December
 31, 1995                                      -              -      (2,676,788)     (2,676,788)
                                      ----------    -----------    ------------     -----------

Balance at December 31, 1995                 500        250,000      (5,592,512)     (5,342,512)

(Loss) for the year ended December
 31, 1996                                      -              -      (2,435,657)     (2,435,657)
                                      ----------    -----------    ------------     -----------

Balance at December 31, 1996                 500        250,000      (8,028,169)     (7,778,169)
                                      ==========    ===========    ============     ===========





The accompanying notes are an integral part of the financial statements.

                    INTERNATIONAL RESERVATION SERVICES, LTD.
                            STATEMENTS OF CASH FLOWS

                                                 Year ended          Year ended
                                                  December            December
                                                  31, 1995            31, 1996
                                               ------------         -----------
Operating Activities:
 Net (Loss)                                    $(2,435,657)         $(2,676,788)
 Adjustments to reconcile net (loss)
  to net cash provided by operating
  activities:
   Depreciation                                    136,244              136,897
   Increase in accounts payable and
    accrued expenses                               991,671              606,989
   (Increase) decrease in accounts
    receivable                                     (87,130)              58,250
   Increase in deferred compensation
    payable                                        235,157               30,920
   Other                                           (65,841)             (14,446)
                                                ----------          -----------
Net Cash (Used in) Operating
 Activities                                     (1,225,556)          (1,858,178)
                                               -----------          -----------

Investing Activities:
 (Acquisition of) furniture
 and equipment                                    (155,000)              (9,791)
                                              ------------          -----------
Net Cash (Used in) Investing Activities           (155,000)              (9,791)
                                              ------------          -----------

Financing Activities:
 Increase in outstanding checks in
  excess of balance by bank                         12,082                    -
 Subscribed common stock subject
  to potential recision                            375,000                    -
 Proceeds from notes payable                       964,258            1,871,381
                                              ------------          -----------
Net Cash Provided by Financing
 Activities                                      1,351,340            1,871,381
                                              ------------          -----------

Increase (Decrease) in Cash                        (29,216)               3,412
Cash at Beginning of Year                           29,216                    -
                                              ------------          -----------

Cash at End of Year                           $          -          $     3,412
                                              ============          ===========

Interest Paid                                 $    259,440          $   132,002
                                              ============          ===========

Income Taxes Paid                             $          -          $         -
                                              ============          ===========


The accompanying notes are an integral part of the financial statements.

                    INTERNATIONAL RESERVATION SERVICES, LTD.
                         NOTES TO FINANCIAL STATEMENTS

                           December 31, 1995 and 1996

(1)      Summary of Accounting Policies

         This summary of significant accounting policies of International Reservation Services, Ltd, (Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

         (a)     Organization and Operations

                 The Company was incorporated under the laws of the State of Connecticut. The Company provides reservation services, principally consisting of hotel and airline reservations for various customers traveling principally throughout the U.S.A. The Company receives commissions directly from the various hotels, other housing facilities and airlines.

         (b)     Income Taxes

                 The Company has approximately $7,000,000 of net operating loss carryovers expiring in years through 2012. As of December 31, 1996 the Company has total deferred tax assets of approximately $1,400,000 due to operating loss carry forwards. However, because of the uncertainty of potential realization of these deferred tax assets, the Company has provided a valuation allowance for the entire $1,400,000. Thus, no tax assets have been recorded in the financial statements as of December 31, 1996. A change in the stock ownership of the Company could result in limitations on the Company's ability to utilize the loss carryovers.

         (c)     Concentration of Credit Risks

                 Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of trade accounts receivable.

                 The Company grants credit to various businesses principally in the U.S.A. The potential for severe financial impact can result from negative effects of economic conditions within the market or geographic area

                    INTERNATIONAL RESERVATION SERVICES, LTD.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

                           December 31, 1995 and 1996

(1)      Summary of Accounting Policies, Continued

                 and within a specific industry. Since the Company's business is principally in one industry, this concentration of operations results in an associated risk and uncertainty.

         (d)     Per Share Information

                 The per share information is computed based upon the weighted average shares outstanding.

         (e)     Furniture, Office Equipment and Customer Database

                 The Company carries its investment in furniture and office equipment at cost, net of accumulated depreciation. Repairs and maintenance costs are expensed. Depreciation is provided on a straight-line basis over estimated lives ranging from three to five years.

         (f)     Use of Estimates in the Preparation of Financial Statements

                 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(2)      Basis of Presentation - Going Concern

         The accompanying financial statements have been prepared assuming the Company will not continue as a going concern. The Company has sustained substantial continuing operating losses and has a net capital deficiency. The Company has filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code. The Company, during January 1997, transferred control of its business and certain assets to another company in exchange for a refinancing arrangement whereby approximately $600,000 of debt was refinanced with the Company's accounts receivable, certain equipment and its business as collateral. The new lender foreclosed on the assets and has taken over operations of the business. The Company that has taken over

                    INTERNATIONAL RESERVATION SERVICES, LTD.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

                           December 31, 1995 and 1996

(2)      Basis of Presentation - Going Concern, Continued

         operating the business did not assume any liabilities of the Company other that the amounts loaned to the Company.

         In view of these matters, the Company has no foreseeable means of repayment of other creditor liabilities. Assets are carried at historical costs which approximate estimated net realizable value. Liabilities are carried at total balances owed.

(3)      Notes Payable

         At December 31, 1996 the Company had approximately $4,217,013 of notes and advances payable including accrued interest at various rates averaging approximately 10% per annum. These balances are payable to various individuals and entities, some of which are related parties. The majority of the Company's assets are collateral for various notes payable. All of the obligations are in default and have been included as current liabilities.

(4)      Leases

         (a)     Operating Lease

                 The Company's office is located in rented facilities. Under the terms of the lease, the Company pays approximately $8,333 per month with the lease expiring in November, 2000. The Company is in default on payments related to this lease.

                 Minimum future payments on the office lease are summarized as follows:

                 Year ending December 31,         1997             99,996
                        "        "                1998             99,996
                        "        "                1999             99,996
                        "        "                2000             91,663
                                                                 --------
                                                                 $391,651
                                                                 ========

         (b)     Capital Lease

                 The Company leases certain telephone equipment under a lease with monthly payments of approximately $4,710 per month expiring in 1998. The Company was in default on this lease as of December 31, 1996. Subsequent to December 31, 1996 the leasing company repossessed the equipment and sold it to the new entity taking control of the business in exchange for a two year note of $60,000 which bears interest at 9% per annum.

                    INTERNATIONAL RESERVATION SERVICES, LTD.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

                           December 31, 1995 and 1996



(5)      Deferred Compensation

         As of December 31, 1996 the Company had recorded a liability for deferred compensation totalling approximately $817,866. This balance relates to unpaid compensation payable to the Company's President. This compensation agreement has not been formally approved by the Company's board of directors.

(6)      Subscribed Common Stock Subject to Potential Recision

         As of December 31, 1996 the Company had collected $375,000 for certain common stock subscriptions. This potential issuance may be subject to recision due to certain legal provisions. Due to the contingency, the balance has been recorded as a liability in the accompanying financial statements

(7)      Payroll Tax Liability Delinquencies

         As of December 31, 1996 the Company was delinquent on payment of payroll taxes. Balances owed have been included with accounts payable and other accrued expenses.

(8)      Accounts Receivable, other

         As of December 31, 1996 the Company had an account receivable related to certain services performed totalling approximately $89,000. Due to the uncertainty as to the possible collectiblity of this balance, an allowance for doubtful accounts has been provided for the total balance.

                    INDEX TO PRO FORMA FINANCIAL STATEMENTS


                INTERNATIONAL RESERVATION SERVICES, LTD. (IRSL)
                  TELESERVICES INTERNATIONAL GROUP INC. (TSIG)


              PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)




         Pro Forma Financial Statements:

                 Balance Sheet                                 P-12


                 Statements of Operations                      P-13


                 Notes to Pro Forma Financial Statements       P-14

                INTERNATIONAL RESERVATION SERVICES, LTD. (IRSL)
                  TELESERVICES INTERNATIONAL GROUP INC. (TSIG)

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                                     ASSETS

                                                             IRSL                TSIG              Pro Forma       Pro Forma
                                                      December 31, 1996   September 30, 1996      Adjustments       Combined
                                                      -----------------   ------------------   ----------------    ----------
Current Assets:
     Cash                                             $          3,412     $          51,546   $         (3,412)   $   51,546
     Cash restricted                                                 -               150,000                          150,000
     Accounts receivable                                        81,624               266,494                          348,118
     Other                                                       1,563                89,122    (1)      (1,563)       89,122
                                                      ----------------     -----------------    ---------------    ----------
       Total Current Assets                                     86,599               557,162             (4,975)      638,786

     Goodwill                                                        -                     -    (1)     539,444       539,444
     Property and equipment, net of accumulated
      depreciation                                              78,932             1,219,592                        1,298,524
Other                                                           19,366               384,207    (1)     (19,366)      384,207
                                                      ----------------     -----------------   ----------------    ----------

Total Assets                                          $        184,897     $       2,160,961   $        515,103    $2,860,961
                                                      ================     =================   ================    ==========




                                         LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current Liabilities:
     Accounts payable and accrued expenses            $      2,553,187     $       1,347,629   $(1)  (2,553,187)   $1,347,629

     Notes and leases payable, current                       4,217,013               615,795    (1)  (3,517,013)    1,315,795
     Deferred compensation payable                             817,866                     -    (1)    (817,866)            -
     Other                                                     375,000                     -    (1)    (375,000)            -
                                                      ----------------     -----------------   ----------------    ----------
       Total Current Liabilities                             7,963,066             1,963,424         (7,263,066)    2,663,424

     Notes and leases payable, net of
      current                                                        -               381,616                  -       381,616
                                                      ----------------     -----------------   ----------------    ----------
       Total Liabilities                                     7,963,066             2,345,040         (7,263,066)    3,045,040
                                                      ----------------     -----------------   ----------------    ----------

Stockholders' (Deficit)
     Common stock                                              250,000                 1,597    (1)    (250,000)        1,597
     Additional paid-in capital                                      -             5,676,066                        5,676,066
     Accumulated (Deficit)                                  (8,028,169)           (5,861,742)   (1)   8,028,169    (5,861,742)
                                                      ----------------     -----------------   ----------------    ----------


       Total Stockholders' (Deficit)                        (7,778,169)             (184,079)         7,778,169      (184,079)
                                                      ----------------     -----------------   ----------------    ----------

Total Liabilities and Stockholders' (Deficit)         $        184,897     $       2,160,961   $        515,103    $2,860,961
                                                      ================     =================   ================    ==========





The accompanying notes are an integral part of the financial statements.

                INTERNATIONAL RESERVATION SERVICES, LTD. (IRSL)
                  TELESERVICES INTERNATIONAL GROUP INC. (TSIG)

                       PRO FORMA STATEMENTS OF OPERATIONS
                                  (Unaudited)

                                                (IRSL)             (TSIG)
                                              Year Ended       Year Ended
                                               December          September       Pro Forma        Pro Forma
                                               31, 1996          30, 1996       Adjustments       Combined
                                            ---------------   -------------   --------------   --------------
REVENUE:
     Sales                                  $      577,677    $     791,949   $                $    1,369,626
                                            --------------    -------------   --------------   --------------

OPERATING EXPENSES:
     Salaries and payroll taxes                  1,421,800        2,227,669                         3,649,469
     Depreciation                                  136,897          192,836                           329,733
     Amortization of goodwill                                                  (2)    35,963           35,963
     Other operating expenses                    1,329,677        2,144,589                         3,474,266
                                            --------------    -------------   --------------   --------------
       Total Operating Expenses                  2,888,374        4,565,094           35,963        7,489,431
                                            --------------    -------------   --------------   --------------

Net Operating (Loss)                            (2,310,697)      (3,773,145)         (35,963)      (6,119,805)

Other Income (Expenses), Net                      (366,091)         (85,972)                         (452,063)
                                            --------------    -------------   --------------   ---------------

Net (Loss)                                  $   (2,676,788)   $  (3,859,117)  $      (35,963)  $   (6,571,868)
                                            ==============    =============   ==============   ===============

Net (Loss) per Common Share                                                                    $         (.37)
                                                                                               ==============

Weighted Number of Common Shares Outstanding                                                       17,673,901
                                                                                               ==============




The accompanying notes are an integral part of the financial statements.

                INTERNATIONAL RESERVATION SERVICES, LTD. (IRSL)
                  TELESERVICES INTERNATIONAL GROUP INC. (TSIG)

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (Unaudited)

(1)      General

         During January, 1997 TSIG entered into a business combination agreement with IRSL whereby according to the terms of the agreement, certain assets and the business of IRSL were used as collateral for a loan whereby in substance, control of IRSL was transferred to TSIG. IRSL filed in 1996 for protection under Chapter 11 of the U.S. Bankruptcy Code. The loan has been accounted for as a purchase due to the substance of the transaction. Ownership of the assets is being transferred to TSIG through foreclosure on the loan.

(2)      Pro Forma Information

         The pro forma gives effect to the acquisition by TSIG effective in January, 1997.

(2)      Pro Forma Adjustments

         (1) This entry gives effect to eliminating assets not acquired and liabilities not assumed. This entry reflects the approximate cost of $700,000 including estimated acquisition expenses.

         (2) This entry records the effect of amortizing the goodwill on a straight-line basis over a fifteen year period.